                                                                    Exhibit 10.2



                   Assignment of Intellectual Property Rights
                   ------------------------------------------

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Blair Haven Entertainment, Inc., d/b/a Commercial Downlink, an Ohio corporation ("Commercial Downlink"), Brian K. Blair ("Blair") and R. Daniel Foreman ("Foreman"), intending to be legally bound hereby, assigns to SeaVision, Inc., a Delaware corporation ("SeaVision") all of its and his worldwide right, title and interest in and to any and all intellectual property rights (including, but not limited to, patents, copyrights, trademarks, trade secrets, know-how, inventions, technology, processes, formulas, systems, plans, programs, studies and techniques) now owned by Commercial Downlink, Blair or Foreman and which relate to the business of SeaVision.

     Each of Commercial Downlink, Blair and Foreman further agrees to promptly disclose to SeaVision all technology, processes, formulas, systems, plans, programs, studies, techniques, data, know-how, information, discoveries, inventions and improvements conceived, made, first reduced to practice or developed solely or jointly with others by Commercial Downlink, Blair or Foreman and related to the business of SeaVision (hereinafter "SeaVision Technology"). SeaVision Technology shall be the sole and exclusive property of SeaVision in respect to any and all countries in the world.

     Each of Commercial Downlink, Blair and Foreman agrees to cooperate with SeaVision to generally do all lawful acts deemed necessary or expedient by SeaVision or its counsel to assist or enable SeaVision to obtain and enforce full benefits from the rights and interests assigned herein. This instrument shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania (without giving effect to the conflicts of laws provisions thereof).
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     IN WITNESS WHEREOF, the undersigned have executed this Assignment of
Intellectual Property Rights on this 3rd day of October, 1994, intending to be legally bound hereby.

                              BLAIR ENTERTAINMENT, INC.
                              d/b/a COMMERCIAL DOWNLINK



                              By: /s/Brian K. Blair
                                 ----------------------------------
                              Name Printed: Brian K. Blair
                                           ------------------------
                              Title: President
                                    -------------------------------



                               /s/Brian K. Blair
                              -------------------------------------
                              Brian K. Blair


                               /s/R. Daniel Foreman
                              -------------------------------------
                              R. Daniel Foreman